                                                               EXHIBIT 10.1(17)


                       SECOND OMNIBUS AMENDMENT AGREEMENT


     This Second Omnibus Amendment Agreement dated as of December 21, 2000 ("Amendment") is entered into with reference to (a) the Second Amended and Restated Loan Agreement dated as of April 7, 2000, (b) the 364-Day Loan Agreement dated as of April 7, 2000, and (c) the Term Loan Agreement dated as of April 10, 2000 (collectively, the "Loan Agreements"), in each case among MGM Grand, Inc., a Delaware corporation (now known as MGM MIRAGE and referred to herein as "Borrower"), MGM Grand Atlantic City, Inc., a New Jersey corporation ("Atlantic City"), MGM Grand Detroit, LLC, a Delaware limited liability company ("Detroit"), as Co-Borrowers, the Banks named therein, and Bank of America, N.A., as Administrative Agent. The Loan Agreements have previously been amended by an Omnibus Amendment Agreement dated as of September 6, 2000 among the parties hereto. Borrower, Atlantic City, Detroit and the Administrative Agent, acting on behalf of the Requisite Banks under each of the Loan Agreements, hereby agree to amend each of the Loan Agreements as follows:

     1. DEFINITIONS. Capitalized terms used herein but not defined are used with the meanings set forth for those terms in the Loan Agreements.

     2. AMENDMENT TO SECTION 6.9 - INTEREST CHARGE COVERAGE RATIO. Section 6.9 of each of the Loan Agreements is hereby amended to read in full as follows:

          "6.9 INTEREST CHARGE COVERAGE RATIO. Permit the Interest Charge Coverage Ratio as of the last day of any Fiscal Quarter described below, to be less than the ratio set forth opposite that Fiscal Quarter:

           FISCAL QUARTERS ENDING                               MINIMUM RATIO
           ----------------------                               -------------
           September 30, 2000 through
           June 30, 2001                                        2.25:1.00

           September 30, 2001 and
           December 31, 2001                                    2.35:1.00

           March 31, 2002 through
           December 31, 2003                                    2.50:1.00

           March 31, 2004 and thereafter                        3.00:1.00."



     3. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of written consents to the execution, delivery and performance hereof from the Requisite Banks under each of the Loan Agreements referred to above.

     4. REPRESENTATION AND WARRANTY. Borrower and each of the Co-Borrowers represents and warrants to the Administrative Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

     5. CONFIRMATION. In all other respects, the terms of each Loan Agreement and the other Loan Documents are hereby confirmed.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                       MGM MIRAGE (formerly, MGM GRAND, INC.)
                                       MGM GRAND ATLANTIC CITY, INC.
                                       and
                                       MGM GRAND DETROIT, LLC
                                          By: MGM Grand Detroit, Inc., managing
                                              member


                                       By:   SCOTT LANGSNER
                                           ------------------------------------
                                             Scott Langsner, Secretary and
                                             Treasurer of each of the foregoing

                                       BANK OF AMERICA, N.A., as Administrative
                                         Agent


                                       By:   JANICE HAMMOND
                                           ------------------------------------
                                             Janice Hammond, Vice President


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